UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

General Mills, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
GENERAL MILLS, INC.
2025 Annual Meeting
Vote by September 29, 2025 11:59 PM EDT. For shares held
in a Plan, vote by Midnight EDT on September 25, 2025.

ATTN: INVESTOR RELATIONS 1 GENERAL MILLS BOULEVARD MINNEAPOLIS, MN 55426

V77356-P36824

You invested in GENERAL MILLS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 30, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to September 16, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 30, 2025 8:30 AM EDT Virtually at: www.virtualshareholdermeeting.com/GIS2025

* Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Benno O. Dorer	For
1b.	Jeffrey L. Harmening	For
1c.	Maria G. Henry	For
1d.	Jo Ann Jenkins	For
1e.	Elizabeth C. Lempres	For
1f.	John G. Morikis	For
1g.	Diane L. Neal	For
1h.	Steve Odland	For
1i.	Maria A. Sastre	For
1j.	Eric D. Sprunk	For
1k.	Jorge A. Uribe	For
2.	Advisory Vote on Executive Compensation.	For
3.	Ratify Appointment of the Independent Registered Public Accounting Firm.	For
4.	Shareholder Proposal - Disclosure of Regenerative Agriculture Practices Within Supply Chain.	Against
5.	Shareholder Proposal - Adopt Policy to Separate the Board Chair and CEO Roles.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V77357-P36824